Exhibit 21.1
W. P. CAREY INC.
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Ownership	State or Country of Incorporation
(CA) Ads, LLC	100%	Delaware
(CA) CHC LP	100%	Delaware
24 HR TX (TX) Limited Partnership	100%	Delaware
24 HR-TX (MD) Business Trust	100%	Maryland
24 HR-TX GP (TX) QRS 12-66, Inc.	100%	Delaware
308 Route 38 LLC	100%	Delaware
620 Eighth Investor NYT (NY) QRS 16-150, Inc.	100%	Delaware
620 Eighth Lender NYT (NY) Limited Partnership	45%	Delaware
620 Eighth NYT (NY) Limited Partnership	45%	Delaware
ACT (GER) QRS 15-58, Inc.	100%	Delaware
ACT Grundstücksverwaltungs GmbH & Co. KG	100%	Germany
ACT Grundstücksverwaltungs Management GmbH & Co. KG	100%	Germany
ADCIR (CO) QRS 16-60, Inc.	100%	Delaware
ADCIR EXP (CO) LLC	100%	Delaware
ADS2 (CA) QRS 11-41, Inc.	100%	California
ADVA 15 (GA) LLC	100%	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	100%	Delaware
Aerobic (MO) LLC	100%	Delaware
AFD (MN) LLC	100%	Delaware
AIR (IL) QRS 14-48, Inc.	100%	Delaware
Alum (Alberta) ULC	100%	Canada
Alum (Canada) QRS 16-103, Inc.	100%	Delaware
ALUSA (TX) DE Limited Partnership	100%	Delaware
ALUSA-GP (TX) QRS 16-72, Inc.	100%	Delaware
ALUSA-LP (TX) QRS 16-73, Inc.	100%	Delaware
Amln (CA) QRS 14-107, Inc.	100%	Delaware
Amln Landlord LLC	100%	Delaware
Amln Member (CA) QRS 14-108, Inc.	100%	Delaware
Amtoll (NM) QRS 14-39, Inc.	100%	Delaware
ANTH Campus (CA) LLC	100%	Delaware
ANT-LM LLC	100%	Delaware
Applied Four (DE) QRS 14-75, Inc.	100%	Delaware
Applied Utah (UT) QRS 14-76, Inc.	100%	Delaware
Asiainvest LLC	92%	Delaware
Assembly (MD)	100%	Maryland
Auto (FL) QRS 11-39, Inc.	100%	Florida
Autopress (GER) LLC	100%	Delaware
Autosafe Airbag 14 (CA) LP	100%	Delaware
AW WPC (KY) LLC	100%	Delaware
AZO Driver (DE) LLC	100%	Delaware
AZO Mechanic (DE) LLC	100%	Delaware
AZO Navigator (DE) LLC	100%	Delaware
AZO Valet (DE) LLC	100%	Delaware
AZO-A L.P.	100%	Delaware
AZO-B L.P.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
AZO-C L.P.	100%	Delaware
AZO-D L.P.	100%	Delaware
Bbrands (Multi) QRS 16-137, Inc.	100%	Delaware
BDF (CT) QRS 16-82, Inc.	100%	Delaware
Beaver MM (POL) QRS 15-86, INC.	100%	Delaware
Belgov (DE) QRS 15-66, Inc.	100%	Delaware
Beverage (GER) QRS 16-141 LLC	100%	Delaware
BFS (DE) LP	100%	Delaware
BFS (DE) QRS 14-74, Inc.	100%	Delaware
Bill CD LLC	100%	Delaware
Bill-GP (TX) QRS 14-56, Inc.	100%	Delaware
Bill-MC 14 LP	90%	Delaware
BM-LP (TX) QRS 14-57, Inc.	100%	Delaware
BN (MA) QRS 11-58, Inc.	100%	Delaware
BOBS (CT) QRS 16-25, Inc.	100%	Delaware
Bolder (CO) QRS 11-44, Inc.	100%	Delaware
Bolt (DE) Limited Partnership	100%	Delaware
Bolt (DE) QRS 15-26, Inc.	100%	Delaware
Bolt (DE) Trust	100%	Maryland
Bone (DE) LLC	100%	Delaware
Bone (DE) QRS 15-12, Inc.	100%	Delaware
Bone Manager, Inc.	100%	Delaware
Borneo Agencies Ltd.	100%	Thailand
BOS West (MA) LLC	100%	Delaware
Bplast 16 Manager (DE) QRS 16-129, Inc.	100%	Delaware
Bplast 16 Member (DE) QRS 16-128, Inc.	100%	Delaware
Bplast Landlord (DE) LLC	50%	Delaware
Bplast Two Landlord (IN) LLC	50%	Delaware
Bplast Two Manager (IN) QRS 16-152, Inc.	100%	Delaware
Bplast Two Member (IN) QRS 16-151, Inc.	100%	Delaware
Brassington Limited	100%	Hong Kong
Brelade Holdings Ltd.	100%	Cyprus
Brilliant 437 GMBH	100%	Germany
BRY-PL (DE) Limited Partnership	100%	Delaware
BRY-PL (MD) Trust	100%	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	100%	Delaware
BSL Caldwell (NC) LLC	100%	Delaware
BST Torrance Landlord (CA) QRS 14-109, Inc.	100%	Delaware
BT (PA) QRS 12-25, INC.	100%	Pennsylvania
BT-YORK (PA)	100%	Pennsylvania
Build (CA) QRS 12-24, Inc.	100%	California
Call LLC	100%	Delaware
Can (WI) QRS 12-34, Inc.	100%	Wisconsin
Can-Two (DE) QRS 12-67, Inc.	100%	Delaware
CAR-4 I SARL	100%	France

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
CAR-4 II SARL	100%	France
Car-4 SCI	100%	France
Cards (CA) QRS 11-37, Inc.	100%	Delaware
Cards (CA) QRS 12-12, Inc.	100%	Delaware
Cards Limited Liability Company	100%	Delaware
Carey Asset Management Corp.	100%	Delaware
Carey Asset Management Dallas LLC	100%	Delaware
Carey Credit Advisors, LLC	100%	Delaware
Carey Credit Income Fund	50%	Delaware
Carey Financial, LLC	100%	Delaware
Carey Lodging Advisors, LLC	100%	Delaware
Carey Management LLC	100%	Delaware
Carey REIT II, Inc.	100%	Maryland
Carey Self-Storage Participation, LLC	100%	Delaware
Carey Storage Asset Management LLC	100%	Delaware
Carey Storage Management LLC	100%	Delaware
Carey Storage Mezzanine I, LLC	100%	Delaware
Carey Storage TRS (DE) 16-155, Inc.	100%	Delaware
Carey Watermark 1 LLC	100%	Delaware
Carey Watermark Holdings, LLC	80%	Delaware
Carey Watermark Holdings 2, LLC	100%	Delaware
Carey/HUSREFIV Self-Storage Holdings LLC	40%	Delaware
Carey/HUSREFIV Self-Storage Services, Inc.	100%	Delaware
Carlog I SARL	100%	France
Carlog II SARL	100%	France
Carlog SCI	100%	France
Casting Landlord (GER) QRS 16-109 LLC	100%	Delaware
Casting Member (GER) QRS 16-108 LLC	100%	Delaware
CBS (PA) QRS 14-12, Inc.	100%	Delaware
CD UP LP	100%	Delaware
Champion Edge SND BHD	100%	Malaysia
Chassis (DE) Limited Partnership	100%	Delaware
Chassis (GER) QRS 16-118, Inc.	100%	Delaware
CIP Acquisition Incorporated	100%	Maryland
Citrus Heights (CA) GP, LLC	100%	Delaware
CLA Holdings, LLC	100%	Delaware
Clean (KY) LLC	100%	Delaware
Clean (KY) QRS 16-22, Inc.	100%	Delaware
Coco (WY) QRS 16-51, Inc.	100%	Delaware
Coco-Dorm (PA) QRS 16-52, Inc.	100%	Delaware
Coco-Dorm (PA) Trust	100%	Maryland
Coco-Dorm (PA), LP	100%	Delaware
Comquest West (AZ) 11-68, Inc.	100%	Delaware
Conductor (CA) QRS 14-11, Inc.	100%	Delaware
Consys (SC) QRS 16-66, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Consys-9 (SC) LLC	100%	Delaware
Container Finance (Finland) QRS 16-62, Inc.	100%	Delaware
Containers (DE) Limited Partnership	100%	Delaware
Containers (DE) QRS 15-36, Inc.	100%	Delaware
Corporate Property Associates	100%	California
Corporate Property Associates 15 Incorporated	100%	Maryland
Corporate Property Associates 4-A California Limited Partnership	100%	California
Corporate Property Associates 6-A California Limited Partnership	100%	California
Corporate Property Associates 9-A Delaware Limited Partnership	100%	Delaware
CP GAL (IN) QRS 16-61, Inc.	100%	Delaware
CP GAL Fairfax, LLC	100%	Delaware
CP GAL Kennesaw, LLC	100%	Delaware
CP GAL Leawood, LLC	100%	Delaware
CP GAL Lombard, LLC	100%	Delaware
CP GAL Plainfield, LLC	55%	Delaware
CPA 14 (UK) Finance Company	100%	Delaware
CPA 15 Merger Sub Inc.	100%	Maryland
CPA 16 LLC	100%	Delaware
CPA 16 Merger Sub Inc.	100%	Maryland
CPA Paper, Inc.	100%	Delaware
CPA16 German (DE) Limited Partnership	100%	Delaware
CPA16 German GP (DE) QRS-155, Inc.	100%	Delaware
Crate (GER) QRS 16-142 LLC	100%	Delaware
CRI (AZ-CO) QRS 16-4, Inc.	100%	Delaware
Cups (DE) LP	100%	Delaware
Dan (FL) QRS 15-7, Inc.	100%	Delaware
DCNETH Landlord (NL) LLC	100%	Delaware
DCNETH Member (NL) QRS 15-102, Inc	100%	Delaware
Delaware Chip LLC	100%	Delaware
Delaware Frame (TX), LP	100%	Delaware
Deliver (TN) QRS 14-49, Inc.	100%	Delaware
Delmo (DE) QRS 11/12-1, Inc.	100%	Delaware
Delmo (PA) QRS 11-36	100%	Pennsylvania
Delmo (PA) QRS 12-10	100%	Pennsylvania
Delmo 11/12 (DE) LLC	100%	Delaware
DES-Tech (TN) Limited Partnership	100%	Delaware
DES-Tech GP (TN) QRS 16-49, Inc.	100%	Delaware
DES-Tech LP (TN) QRS 16-50, Inc.	100%	Delaware
Develop (TX) LP	100%	Delaware
Dfence (Belgium) 15 Sprl	100%	Belgium
Dfence (Belgium) 15-16 Sprl	100%	Belgium
Dfence (Belgium) 16 Sprl	100%	Belgium
Dfend 15 LLC	100%	Delaware
Dfend 16 LLC	100%	Delaware
DIY (Poland) Sp. Zoo	100%	Poland

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Dough (DE) QRS 14-77, Inc.	100%	Delaware
Dough (MD)	100%	Maryland
Dough Lot (DE) QRS 14-110, Inc.	100%	Delaware
Dough Lot (MD)	100%	Maryland
DP WPC (TX) LLC	100%	Delaware
Drayton Plains (MI), LLC	100%	Delaware
Drill (DE) Trust	100%	Maryland
Drill GmbH & Co. KG	95%	Germany
Drug (AZ) QRS 14-42, Inc.	100%	Delaware
DSG (IN) QRS 15-44, Inc.	100%	Delaware
DSG GP (PA) QRS 14-103, Inc.	100%	Delaware
DSG Landlord (PA) L.P.	100%	Delaware
DSG LP (PA) Trust	100%	Maryland
Dyne (DE) LP	100%	Delaware
ELL (GER) QRS 16-37, Inc.	100%	Delaware
Energy (NJ) QRS 15-10, Inc.	100%	Delaware
Eros (ESP) CR QRS Inc.	100%	Delaware
Eros II Spain 17-16 B.V.	70%	The Netherlands
Fabric (DE) GP	100%	Delaware
Fair-QB (DE) LLC	100%	Delaware
Fast (DE) QRS 14-22, Inc.	100%	Delaware
Faur WPC (OH) LLC	100%	Delaware
Film (FL) QRS 14-44, Inc.	100%	Delaware
Finistar (CA-TX) Limited Partnership	100%	Delaware
Finistar GP (CA-TX) QRS 16-21, Inc.	100%	Delaware
Finistar LP (DE) QRS 16-29, Inc.	100%	Delaware
Finit (FI) LLC	100%	Delaware
Finnestadveien 44 II AS	100%	Norway
Fit (CO) QRS 15-59, Inc.	100%	Delaware
Fit (TX) GP QRS 12-60, Inc.	100%	Delaware
Fit (TX) LP	100%	Delaware
Fit (TX) Trust	100%	Maryland
Fit (UT) QRS 14-92, Inc.	100%	Delaware
Food (DE) QRS 12-49, Inc.	100%	Delaware
Foss (NH) QRS 16-3, Inc.	100%	Delaware
Four World Landlord (GA) LLC	100%	Delaware
Four World Manager (GA) LLC	100%	Delaware
Frame (TX) QRS 14-25, Inc.	100%	Delaware
Freight (IL) LLC	100%	Delaware
FRO 16 (NC) LLC	100%	Delaware
FRO Spin (NC) LLC	40%	Delaware
GAL III (IN) QRS 15-49, Inc.	100%	Delaware
GAL III (NJ) QRS 15-45, Inc.	100%	Delaware
GAL III (NY) QRS 15-48, Inc.	100%	Delaware
GB-ACT (GER) Limited Partnership	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Gearbox (GER) QRS 15-95, Inc.	100%	Delaware
GERB TOLLAND QRS (CT) 16 Inc.	100%	Delaware
Gibson Mass Member Two LLC	100%	Delaware
Gibson Plus Member Two LLC	100%	Delaware
Goldyard S.L.	70%	Spain
GRC (TX) Limited Partnership	100%	Delaware
GRC (TX) QRS 15-47, Inc.	100%	Delaware
GRC (TX) Trust	100%	Maryland
GRC-II (TX) Limited Partnership	100%	Delaware
GRC-II (TX) QRS 15-80, Inc.	100%	Delaware
GRC-II (TX) Trust	100%	Maryland
Greens (Finland) QRS 16-14, Inc.	100%	Delaware
Greens Shareholder (Finland) QRS 16-16, Inc.	100%	Delaware
Guitar Mass (TN) QRS 14-36, Inc.	100%	Delaware
Guitar Plus (TN) QRS 14-37, Inc.	100%	Delaware
H2 Investor (GER) QRS 15-91, Inc.	100%	Delaware
H2 Investor (GER) QRS 16-100, Inc.	100%	Delaware
Hammer (DE) Limited Partnership	100%	Delaware
Hammer (DE) LP QRS 12-65, Inc.	100%	Delaware
Hammer (DE) LP QRS 14-100, Inc.	100%	Delaware
Hammer (DE) LP QRS 15-33, Inc.	100%	Delaware
Hammer (DE) QRS 15-32, Inc.	100%	Delaware
Hammer (DE) Trust	100%	Maryland
HEF (NC-SC) QRS 14-86, Inc.	100%	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	64%	Germany
Hibbett (AL) 11-41, Inc.	100%	Delaware
HLWG B Note Purchaser (DE) LLC	67%	Delaware
HLWG Two (GER) LLC	67%	Delaware
HM Benefits (MI) QRS 16-18, Inc.	100%	Delaware
Hoe Management GmbH	64%	Germany
Hotel (MN) QRS 16-84, Inc.	100%	Delaware
Hotel Operator (MN) TRS 16-87, Inc.	100%	Delaware
Hum (DE) QRS 11-45, Inc.	100%	Delaware
Huntwood (TX) Limited Partnership	100%	Delaware
Huntwood (TX) QRS 16-8, Inc.	100%	Delaware
Ice (TX) QRS 12-29, Inc.	100%	Texas
ICG (TX) Limited Partnership	100%	Delaware
ICG-GP (TX) QRS 15-3, Inc.	100%	Delaware
ICG-LP (TX) Trust	100%	Maryland
Ijobbers (DE) QRS 14-41, Inc.	100%	Delaware
Ijobbers LLC	100%	Delaware
Illkinvest SAS	100%	France
Image (NY) QRS 16-67, Inc.	100%	Delaware
Initiator (CA) QRS 14-62, Inc.	100%	Delaware
Inversiones Holmes, S.L.	100%	Spain

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Jamesinvest Sprl	100%	Belgium
Jen (MA) QRS 12-54, Inc.	100%	Delaware
JPCentre (TX) LLC	100%	Delaware
Kabushiki Kaisha Mure Property	100%	Japan
KF WPC Owner (IL) LLC	100%	Delaware
Kiinteisto Oy Tietoie 6	100%	Finland
Kiinteisto Oy Tietokilo 1-2	100%	Finland
Kiinteistöosakeyhtiö Ruskontie 55	100%	Finland
King Arthur Properties SARL	100%	Luxembourg
KPH (UK) QRS 16-42, Inc.	100%	Delaware
KSM Cresskill (NJ) QRS 16-80, Inc.	100%	Delaware
KSM Livingston (NJ) QRS 16-76, INC.	100%	Delaware
KSM Maplewood (NJ) QRS 16-77, INC.	100%	Delaware
KSM Montclair (NJ) QRS 16-78, INC.	100%	Delaware
KSM Morristown (NJ) QRS 16-79, INC.	100%	Delaware
KSM Summit (NJ) QRS 16-75, Inc.	100%	Delaware
Labels-Ben (DE) QRS 16-28, Inc.	100%	Delaware
Labrador (AZ) LP	100%	Delaware
Learn (IL) QRS 11-53, Inc.	100%	Delaware
Leather (DE) QRS 14-72, Inc.	100%	Delaware
Lei (GER) QRS 16-134 LLC	100%	Delaware
Lincoln (DE) LP	100%	Delaware
Linden (GER) LLC	100%	Delaware
Longboom (Finland) QRS 16-131, Inc.	100%	Delaware
Longboom Finance (Finland) QRS 16-130, Inc.	100%	Delaware
Longboom Landlord (Finland) LLC	100%	Delaware
LPD (CT) QRS 16-132, Inc.	100%	Delaware
LPORT (WA-TX) QRS 16-92, Inc.	100%	Delaware
LPORT 2 (WA) QRS 16-147, Inc.	100%	Delaware
LTI (DE) QRS 14-81, Inc.	100%	Delaware
LTI Trust (MD)	100%	Maryland
Mag-Info (SC) QRS 16-74, Inc.	100%	Delaware
MAGS (UK) QRS 16-2, INC.	100%	Delaware
Mala-IDS (DE) QRS 16-71, Inc.	100%	Delaware
Mallika PBJ LLC	100%	Delaware
Mapi Invest SPRL	100%	Belgium
Mapinvest Delaware LLC	100%	Delaware
Marcourt Investments Incorporated	100%	Maryland
Master (DE) QRS 15-71, Inc.	100%	Delaware
Mauritius International I LLC	100%	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	100%	Delaware
MCM (TN) LLC	100%	Delaware
MCM Manager (TN) QRS 16-115, Inc.	100%	Delaware
MCM Member (TN) QRS 16-116, Inc.	100%	Delaware
MCPA Mass (TN) Associates	100%	Tennessee

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
MCPA Plus (TN) Associates	100%	Tennessee
Mechanic (AZ) QRS 15-41, Inc.	100%	Delaware
Medi (PA) Limited Partnership	100%	Delaware
Medi (PA) QRS 15-21, Inc.	100%	Delaware
Medi (PA) Trust	100%	Maryland
Memphis Hotel Operator (TN) TRS 16-121, Inc.	100%	Delaware
Memphis Hotel Owner (TN) QRS 16-122, Inc.	100%	Delaware
Meri (NC) LLC	100%	Delaware
Meri (NC) MM QRS 14-98, Inc.	100%	Delaware
MET WST (UT) QRS 16-97, Inc.	100%	Delaware
Metal (DE) QRS 14-67, Inc.	100%	Delaware
Metal (GER) QRS 15-94, Inc.	100%	Delaware
Metaply (MI) LLC	100%	Delaware
Micro (CA) QRS 11-43, Inc.	100%	Delaware
MK (Mexico) QRS 16-48, Inc.	100%	Delaware
MK (NY) Trust	100%	New York
MK GP BEN (DE) QRS 16-45, Inc.	100%	Delaware
MK Landlord (DE) Limited Partnership	100%	Delaware
MK LP Ben (DE) QRS 16-46, Inc.	100%	Delaware
MK-Ben (DE) Limited Partnership	100%	Delaware
MK-GP (DE) QRS 16-43, Inc.	100%	Delaware
MK-LP (DE) QRS 16-44, Inc.	100%	Delaware
MK-Nom (ONT) Inc.	100%	Canada
MM (UT) QRS 11-59, Inc.	100%	Delaware
Module (DE) Limited Partnership	100%	Delaware
Mons (DE) QRS 15-68, Inc.	100%	Delaware
More Applied Four (DE) LLC	100%	Delaware
More Applied Utah (UT) LLC	100%	Delaware
Movie (VA) QRS 14-24, Inc.	100%	Delaware
MPH (UK) QRS 16-41, Inc.	100%	Delaware
Nail (DE) Trust	100%	Maryland
Neonatal Finland, Inc.	100%	Delaware
Neoserv (CO) QRS 10-13, Inc.	100%	Colorado
Neoserv (CO) QRS 11-8, Inc.	100%	Colorado
New Option-QB (DE) LLC	100%	Delaware
Nord (GA) QRS 16-98, Inc.	100%	Delaware
Nord B Note (DE) QRS 16-126, Inc.	100%	Delaware
NR (LA) QRS 14-95, Inc.	100%	Delaware
Olimpia Investments Sp. z o.o.	100%	Poland
Optical (CA) QRS 15-8, Inc.	100%	Delaware
Orb (MO) QRS 12-56, Inc.	100%	Delaware
Overtape (CA) QRS 15-14, Inc.	100%	Delaware
OX (AL) LLC	100%	Delaware
OX-GP (AL) QRS 15-15, Inc.	100%	Delaware
Pacpress (IL-MI) QRS 16-114, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Pallet (FRA) SARL	100%	France
Panel (UK) QRS 14-54, Inc.	100%	Delaware
Paper Limited Liability Company	100%	Delaware
Parts (DE) QRS 14-90, Inc.	100%	Delaware
Pem (MN) QRS 15-39, Inc.	100%	Delaware
Pet (TX) GP QRS 11-62, INC.	100%	Delaware
Pet (TX) LP	100%	Delaware
Pet (TX) Trust	100%	Maryland
PF (GER) QRS 16-96 LLC	100%	Delaware
PG (Multi-16) L.P.	100%	Delaware
PG (Multi-16) QRS 16-7, Inc.	100%	Delaware
PG (Multi-16) Trust	100%	Maryland
PG Calgary (DE) Trust	100%	New York
PG-Ben (CAN) QRS 16-9, Inc.	100%	Delaware
PG-Nom Alberta, Inc.	100%	Canada
Pilbara Investments Limited	100%	Cyprus
Pipes (UK) QRS 16-59, Inc.	100%	Delaware
Plants (Sweden) QRS 16-13, Inc.	100%	Delaware
Plants Shareholder (Sweden) QRS 16-15, Inc.	100%	Delaware
Plastic (DE) Limited Partnership	100%	Delaware
Plastic (DE) QRS 15-56, Inc.	100%	Delaware
Plastic (DE) Trust	100%	Maryland
Plastic II (IL) LLC	100%	Delaware
Plastic II (IL) QRS 16-27, Inc.	100%	Delaware
Plates (DE) QRS 14-63, Inc.	100%	Delaware
Plex (WI) QRS 11-56, Inc.	100%	Delaware
Plex Trust (MD)	100%	Maryland
Pliers (DE) Trust	100%	Maryland
Plum (DE) QRS 15-67, Inc.	100%	Delaware
Pohj Landlord (Finland) LLC	100%	Delaware
Pohj Managing Member (Finland) QRS 16-20, Inc.	100%	Delaware
Pohj Member (Finland) QRS 15-82, Inc.	100%	Delaware
Pol (NC) QRS 15-25, Inc.	100%	Delaware
Pol-Beaver LLC	100%	Delaware
Pold (GER) QRS 16-133 LLC	100%	Delaware
Polkinvest Sprl	100%	Belgium
Poly (Multi) Limited Partnership	100%	Delaware
Poly GP (Multi) QRS 16-35, Inc.	100%	Delaware
Poly LP (MD) Trust	100%	Maryland
Popcorn (TX) QRS 14-43, Inc.	100%	Delaware
Ports (Finland) LLC	100%	Delaware
Ports (Finland) QRS 16-63, Inc.	100%	Delaware
PRA (OH) LLC	100%	Delaware
Primo (MS) QRS 16-94, Inc.	100%	Delaware
Print (WI) QRS 12-40, Inc.	100%	Wisconsin

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Prints (UK) QRS 16-1, Inc.	100%	Delaware
Projector (FL) QRS 14-45, Inc.	100%	Delaware
Provo (UT) QRS 16-85, Inc.	100%	Delaware
Pump (MO) QRS 14-52, Inc.	100%	Delaware
PWE (Multi) QRS 14-85, Inc.	100%	Delaware
QRS 10-1 (ILL) Inc.	100%	Illinois
QRS 10-18 (FL), LLC	100%	Delaware
QRS 11-2 (AR), LLC	100%	Delaware
QRS 11-41 (AL), LLC	100%	Delaware
QS ARK (DE) QRS 15-38, Inc.	100%	Delaware
Quest-US West (AZ) QRS 11-68, LLC	100%	Delaware
Rad-Mon (VA-IN) LLC	100%	Delaware
Rails (UK) QRS 15-54, Inc.	100%	Delaware
Randolph/Clinton Limited Partnership	100%	Delaware
REIT Brickan AB	100%	Sweden
RI(CA) QRS 12-59, Inc.	100%	Delaware
RII (CA) QRS 15-2, Inc.	100%	Delaware
RRC (TX) GP QRS 12-61, Inc.	100%	Delaware
RRC (TX) LP	100%	Delaware
RRC (TX) Trust	100%	Maryland
Rubbertex (TX) QRS 16-68, Inc.	100%	Delaware
Rush It LLC	100%	Delaware
Salted Peanuts (LA) QRS 15-13, Inc.	100%	Delaware
Scan (OR) QRS 11-47, Inc.	100%	Delaware
SCHNEI-ELEC (MA) LLC	100%	Delaware
Schobi (Ger-Pol) LLC	100%	Delaware
Sealtex (DE) QRS 16-69, Inc.	100%	Delaware
Semi (CA) QRS 12-45, Inc.	100%	Delaware
SF (TX) GP QRS 11-61, INC.	100%	Delaware
SF (TX) LP	100%	Delaware
SF (TX) Trust	100%	Maryland
SFC (TN) QRS 11-21, Inc.	100%	Tennessee
SFCO (GA) QRS 16-127, Inc.	100%	Delaware
Shaq (DE) QRS 15-75, Inc.	100%	Delaware
Shep (KS-OK) QRS 16-113, Inc.	100%	Delaware
SHO Member (FL) LLC	100%	Delaware
Shovel Management GmbH	67%	Germany
SM (NY) QRS 14-93, Inc.	100%	Delaware
South East Asian Pacific Holdings Ltd.	100%	British Virgin Islands
Speed (NC) QRS 14-70, Inc.	100%	Delaware
ST (TX) GP QRS 11-63, INC.	100%	Delaware
ST (TX) LP	100%	Delaware
ST (TX) Trust	100%	Maryland
Steels (UK) QRS 16-58, Inc.	100%	Delaware
Stor-Move UH 15 Business Trust	100%	Massachusetts

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Stor-Move UH 16 Business Trust	100%	Massachusetts
Sun (SC) QRS 12-68, Inc.	100%	Delaware
Sun Two (SC) QRS 12-69, Inc.	100%	Delaware
Sunny Chip 14 LLC	100%	Delaware
Sunny Chip 15 LLC	100%	Delaware
Suspension (DE) QRS 15-1, Inc.	100%	Delaware
Tech (GER) QRS 16-144, Inc.	100%	Delaware
Tech Landlord (GER) LLC	30%	Delaware
Teeth Finance (Finland) QRS 16-106, Inc.	100%	Delaware
Teeth Landlord (Finland) LLC	100%	Delaware
Teeth Member (Finland) QRS 16-107, Inc.	100%	Delaware
Telc (NJ) QRS 16-30, Inc.	100%	Delaware
Telegraph (MO) LLC	100%	Delaware
Telegraph Manager (MO) WPC, Inc.	100%	Delaware
Terrier (AZ) QRS 14-78, Inc.	100%	Delaware
Tfarma (CO) QRS 16-93, Inc.	100%	Delaware
Theatre (DE) QRS 14-14, Inc.	100%	Delaware
Thids (DE) QRS 16-17, Inc.	100%	Delaware
Thids 16 Company Limited	100%	Thailand
Three Aircraft Seats (DE) Limited Partnership	100%	Delaware
Three Cabin Seats (DE) LLC	100%	Delaware
Tissue SARL	100%	France
Tito (FI) QRS 15-81, Inc.	100%	Delaware
Tito (FI) QRS 16-6, Inc.	100%	Delaware
Toner (DE) QRS 14-96, Inc.	100%	Delaware
Tower (DE) QRS 14-89, Inc.	100%	Delaware
Tower 14 (MD)	100%	Maryland
Toys (NE) QRS 15-74, Inc.	100%	Delaware
Trinity WPC (Manchester) Limited	100%	United Kingdom
Trinity WPC (UK) Limited	100%	United Kingdom
Trinity WPC (UK) LLC	100%	Delaware
Trucks (France) SARL	100%	France
TR-VSS (MI) QRS 16-90. Inc.	100%	Delaware
TSO-Hungary KFT	51%	Hungary
UH Storage (DE) Limited Partnership	88%	Delaware
UH Storage GP (DE) QRS 15-50, Inc.	100%	Delaware
UK Panel LLC	100%	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	100%	Delaware
Unitech (IL) LLC	100%	Delaware
Uni-Tech (PA) QRS 15-51, Inc.	100%	Delaware
Uni-Tech (PA) QRS 15-63, Inc.	100%	Delaware
Uni-Tech (PA) Trust	100%	Maryland
Uni-Tech (PA), L.P.	100%	Delaware
UP CD LLC	100%	Delaware
URubber (TX) Limited Partnership	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
UTI-SAC (CA) QRS 16-34, Inc.	100%	Delaware
Valves Germany (DE) QRS 16-64 LLC	100%	Delaware
Valves Member Germany (DE) QRS 16-65 LLC	100%	Delaware
Venice (CA) LP	100%	Delaware
Vinyl (DE) QRS 14-71, Inc.	100%	Delaware
W. P. Carey & Co. B.V.	100%	Netherlands
W. P. Carey & Co. Limited	100%	United Kingdom
W. P. Carey Equity Investment Management (Shanghai) Co., Ltd.	100%	China
W. P. Carey Holdings, LLC	100%	Delaware
W. P. Carey International LLC	100%	Delaware
W.P.C.I. Holdings I LLC	92%	Delaware
W.P.C.I. Holdings II LLC	92%	Delaware
Wadd-II (TN) LP	100%	Delaware
Wadd-II General Partner (TN) QRS 15-19, INC.	100%	Delaware
Wals (IN) LLC	100%	Delaware
Weg (GER) QRS 15-83, Inc.	100%	Delaware
Wegell GmbH & Co. KG	100%	Germany
Wegell Verwaltungs GmbH	100%	Germany
WGN (GER) LLC	33%	Delaware
WGN 15 Holdco (GER) QRS 15-98, Inc.	100%	Delaware
WGN 15 Member (GER) QRS 15-99, Inc.	100%	Delaware
WGS (Multi) LLC	100%	Delaware
Windough (DE) LP	100%	Delaware
Windough Lot (DE) LP	100%	Delaware
Wisco (WI) Limited Partnership	100%	Delaware
Wolv (DE) Limited Partnership	100%	Delaware
Wolv Trust, a Maryland Business Trust	100%	Maryland
Work (GER) QRS 16-117, Inc.	100%	Delaware
WPC Australia 1 Trust	100%	Australia
WPC CM6-Hotel Manager, LLC	100%	Delaware
WPC Crown Colony (MA) LLC	100%	Delaware
WPC Holdco LLC	100%	Maryland
WPC Hornbachplatz 1 GmbH	100%	Austria
WPC International Holding and Financing LLC	100%	Delaware
WPC MAN-Strasse 1 GmbH	100%	Austria
WPC Pan-European Holding Cooperatief U.A.	100%	Netherlands
WPC Pola Sp. z o.o.	100%	Poland
WPC PR6 (CO) LLC	100%	Delaware
WPC PR6 OPT (CO) LLC	100%	Delaware
WPC QBE Manager, LLC	100%	Delaware
WPC REIT 1 B.V.	100%	Netherlands
WPC REIT ADMIR 8 B.V.	100%	Netherlands
WPC REIT Cargo 4 B.V.	100%	Netherlands
WPC REIT Horn 11 B.V.	100%	Netherlands
WPC REIT MAN 16 B.V.	100%	Netherlands

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
WPC REIT Merger Sub Inc.	100%	Maryland
WPC REIT Nipp 13 B.V.	100%	Netherlands
WPC REIT Npow 17 B.V.	100%	Netherlands
WPC REIT PD 12 B.V.	100%	Netherlands
WPC REIT Pend 14 B.V.	100%	Netherlands
WPC REIT Sant 5 B.V.	100%	Netherlands
WPC REIT STER B.V.	100%	Netherlands
WPC REIT Tot 7 B.V.	100%	Netherlands
WPC Smucker Manager, LLC	100%	Delaware
WPC Sub Trust No. 1	100%	Australia
WPC TOT 1 AS	100%	Norway
WPC TOT 2 AS	100%	Norway
WPC TOT 3 AS	100%	Norway
WPC-CPA:18 Holdings, LLC	100%	Delaware
Wrench (DE) Limited Partnership	100%	Delaware
Wrench (DE) QRS 15-31, Inc.	100%	Delaware
Wrench (DE) Trust	100%	Maryland
XPD (NJ) LLC	100%	Delaware
XPD Member (NJ) QRS 16-12, Inc.	100%	Delaware